Filed under Rule 497(e)
Registration No. 033-52742

SunAmerica Series Trust

SA JPMorgan Balanced Portfolio

(the “Portfolio”)

Supplement dated February 6, 2018 to the Portfolio’s

Prospectus dated May 1, 2017, as supplemented and amended to date

On November 29, 2017, the Board of Trustees (the “Board”) of SunAmerica Series Trust approved certain changes to the Portfolio. In particular, the Board approved a change in the name of the Portfolio to “SA JPMorgan Diversified Balanced Portfolio” and certain changes to the Portfolio’s investment goal and investment strategies and techniques. The Board also approved voluntary advisory and subadvisory fee waivers. In connection with these changes, J.P. Morgan Investment Management Inc., the Portfolio’s subadviser, has also determined to make certain changes to the Portfolio’s management team and the benchmark index against which the Portfolio compares its performance.

The following changes to the Prospectus are effective May 1, 2018:

All references to “SA JPMorgan Balanced Portfolio” are deleted in their entirety and replaced with “SA JPMorgan Diversified Balanced Portfolio.”

The section entitled “Investment Goal” is deleted in its entirety and replaced with the following:

The Portfolio’s investment goal is total return.

The section entitled “Principal Investment Strategies of the Portfolio” is deleted in its entirety and replaced with the following:

The Portfolio attempts to achieve its investment goal by maintaining at all times a balanced portfolio of various types of equity and fixed income investments, with at least 25% of the Portfolio’s assets invested in fixed income securities, and with at least 25% of the Portfolio’s assets invested in equity securities. The Portfolio’s assets are generally allocated in the following ranges, although these allocations may change based on the relative attractiveness of each asset class:

•	30%–75% U.S. equity securities, including small–, medium– and large-cap securities
•	0%–35% foreign equity securities
•	25%–50% U.S. and foreign fixed income securities

Equity securities that the Portfolio primarily invests in include common stock and convertible securities of U.S. and foreign companies, each of any market capitalization. As part of its overall investment strategy the Subadvisor makes allocations to various underlying equity strategies in order to gain exposure to certain asset classes and markets. The underlying strategies may use a number of different approaches to select individual securities, including fundamental research and quantitative based strategies.

The fixed income portion of the Portfolio is invested primarily using a top-down macro allocation with incremental return achieved through security selection within sectors. Fixed income securities the Portfolio primarily invests in include corporate bonds, asset-backed, mortgage-related, and mortgage-backed securities (including to-be-announced and commercial mortgage-backed securities), forward commitments to purchase or sell short mortgage-backed securities, U.S. and foreign government securities, and high-yield debt securities (junk bonds) (up to 15% of net assets). The fixed income securities are rated at the time of purchase by a nationally recognized statistical rating organization or, if unrated, are deemed by the Portfolio’s subadviser to be of comparable quality. The Portfolio may invest in fixed income securities of any average weighted maturity or duration.

The Portfolio uses an active trading strategy to achieve its objective.

In the section entitled “Principal Risks of Investing in the Portfolio,” the following information is added:

Convertible Securities Risk. Convertible security values may be affected by market interest rates, issuer defaults and underlying common stock values; security values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back the securities at a time unfavorable to the Portfolio.

Foreign Investment Risk. The Portfolio’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Currency Volatility Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.

In the section entitled “Principal Risks of Investing in the Portfolio,” the following information is deleted: “Roll Transactions Risk.”

In the section entitled “Performance Information,” the Blended Index is replaced with 60% MSCI World Index and 40% Bloomberg Barclays U.S. Government/Credit Index as the performance benchmark against which the Portfolio measures its performance.

The section entitled “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name and Title	Portfolio Manager of the Portfolio Since
Patrik Jakobson Managing Director and Senior Portfolio Manager in the Multi-Asset Solutions	2006

Michael Feser, CFA Managing Director and Portfolio Manager in the Multi-Asset Solutions	2016

Eric Bernbaum, CFA Executive Director and Portfolio Manager in the Multi-Asset Solutions	2015

John Speer, CFA Portfolio Manager in the Multi-Asset Solutions	2018

In the section entitled “Additional Information about the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio), the following information replaces the subsection for “SA JPMorgan Balanced Portfolio”:

SA JPMorgan Diversified Balanced Portfolio. The Portfolio may also invest in emerging markets debt, emerging markets equities, registered investment companies, derivatives, including options and futures, illiquid securities (up to 15% of assets), and may engage in currency transactions and make short-term investments. The Portfolio may invest in derivatives for both hedging and non-hedging purposes, including, for example, to manage and hedge interest rate risk, to lengthen or shorten the duration of fixed income investments, or to gain or reduce exposure to all or a portion of the stock or fixed income markets, respectively. The Portfolio may use forward foreign currency exchange contracts to hedge or manage its foreign currency risk, as well as to gain exposure to certain currencies.

Additional risks that the Portfolio may be subject to are as follows:

•	Counterparty Risk
•	Derivatives Risk
•	Emerging Markets Risk
•	Hedging Risk
•	Illiquidity Risk
•	Foreign Sovereign Debt Risk
•	Investment Company Risk

The subsection entitled “Management – Information about the Investment Adviser and Manager – Waivers and Reimbursements” is amended by adding the following sentence after the table:

In addition, SunAmerica has voluntarily agreed until further notice to waive its advisory fee in an amount equal to a subadvisory fee waiver SunAmerica receives from JPMorgan (defined below) with respect to the SA JPMorgan Diversified Balanced Portfolio and in an amount equal to a subadvisory fee waiver it receives from AllianceBernstein (defined below) with respect to each of the SA VCP Dynamic Allocation Portfolio and the SA VCP Dynamic Strategy Portfolio.

The section entitled “Management – J.P. Morgan Investment Management Inc. (JPMorgan)” with respect to the Portfolio is deleted in its entirety and replaced with the following:

The SA JPMorgan Diversified Balanced Portfolio is managed by Patrik Jakobson, Eric Bernbaum, Michael Feser and John Speer. Mr. Jakobson, Managing Director of J.P. Morgan Asset Management, joined the firm in 1987 and is a Senior Portfolio Manager on the Multi-Asset Solutions team in the U.S. He is also a member of J.P. Morgan’s Multi-Asset Solutions’ Global Strategy Team that is responsible for managing the group’s tactical allocation investment process and global portfolio strategy. Mr. Feser, Managing Director of J.P. Morgan Asset Management, joined the firm in 1994 and is a Portfolio Manager on the Multi-Asset Solutions team based in New York. He is a CFA charterholder. Mr. Bernbaum is an Executive Director and Portfolio Manager on the Multi-Asset Solutions team, based in New York. An employee since 2008, Mr. Bernbaum focuses on manager research, portfolio construction, and the implementation of tactical asset allocation strategy across Multi-Asset Solutions’ accounts. He is a CFA charterholder. Mr. Speer, Vice President, joined the firm in 2007 and is a Portfolio Manager on the Multi-Asset Solutions team in the U.S. He focuses on manager selection, portfolio construction, and tactical asset allocation across both traditional and alternative asset classes. Mr. Speer is also a CFA charterholder.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Summary Prospectus and/or Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Filed under Rule 497(e)
Registration No. 033-52742

SunAmerica Series Trust

SA JPMorgan Balanced Portfolio

(the “Portfolio”)

Supplement dated February 6, 2018 to the Portfolio’s Statement of Additional Information (“SAI”)

dated May 1, 2017, as supplemented and amended to date

On November 29, 2017, the Board of Trustees (the “Board”) of SunAmerica Series Trust approved certain changes to the Portfolio. In particular, the Board approved a change in the name of the Portfolio to “SA JPMorgan Diversified Balanced Portfolio” and certain changes to the Portfolio’s investment goal and investment strategies and techniques. The Board also approved voluntary advisory and subadvisory fee waivers. Accordingly, effective May 1, 2018, all references to “SA JPMorgan Balanced Portfolio” are deleted in their entirety and replaced with “SA JPMorgan Diversified Balanced Portfolio.”

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.